Exhibit 99.1
SEPARATION AGREEMENT AND MUTUAL GENERAL RELEASE
     This SEPARATION AGREEMENT AND MUTUAL GENERAL RELEASE (this “Agreement”) dated as of November 5, 2009 is by and between Brian B. Nickel (“Executive”) and American Campus Communities, Inc., a Maryland corporation (the “Company”).
     WHEREAS, the Company and Executive have entered into an Employment Agreement dated as of August 11, 2004 (“Employment Agreement”);
     WHEREAS, Executive shall resign as an employee and officer of the Company and all entities related to the Company, and also resign as a director, manager or similar functionary of all entities related to the Company (but shall not resign as a member of the Board or any committee thereof), effective as of March 31, 2010 (the “Termination Date”);
     WHEREAS, the parties agree that Executive’s separation from employment is the result of a mutual agreement between Executive and the Company; and
     WHEREAS, Executive and the Company have agreed to provide each other with a general release of claims as contained herein and in the Supplemental Mutual General Release Agreement in the form attached hereto as Exhibit A (the “Supplemental Release”).
     NOW, THEREFORE, Executive and the Company agree to enter into this Agreement setting forth their respective obligations related to Executive’s separation as follows:
     1. Separation of Employment. Effective as of the Termination Date, Executive resign as an employee and officer of the Company and all entities related to the Company, and as a director, manager or similar functionary of all entities related to the Company (but shall not resign as a member of the Board or any committee thereof).
     2. Special Compensation and Benefits.
          (a) The Company will pay to Executive the Accrued Obligations within five business days of the Effective Date (as defined below), except the amount payable with respect to unpaid Annual Bonus, which shall be paid on the earlier of (i) the first anniversary of the date upon which Executive’s Annual Bonus was paid in respect of 2009, or (ii) at such time as Annual Bonus amounts are paid to other senior executives of the Company.
          (b) The Company may pay to Executive an Annual Bonus for 2009 in an amount determined by the Compensation Committee of the Board in its sole discretion based on Executive’s performance. The Company shall pay to Executive the Annual Bonus, if any, at such time as such Annual Bonuses are paid to other senior executives of the Company.
          (c) Subject to the removal provisions set forth in the Company’s charter and applicable law, Executive shall remain as a member of the Board and the Executive Committee of the Board until the 2010 annual meeting of stockholders of the Company. The Board may, but is under no obligation to, re-nominate Executive to the Board at subsequent annual meetings of stockholders of the Company. During the period commencing on the Termination Date and ending on the date that Executive ceases to serve as a member of the Board, the Company shall pay to Executive the same compensation paid to and all other benefits made available to all other non-employee members of the Board (other than the Chairman of the Board) and reimburse Executive for travel expenses incurred in connection with the Company’s business, including attendance at meetings of the Board and its committees on the same basis as other non-employee members of the Board are reimbursed.
          (d) With respect to the period commencing on the Effective Date and ending on the Termination Date, the parties agree as follows:
          (i) Executive shall perform all duties that the Chief Executive Officer of the Company reasonably requests Executive to perform; and
          (ii) Executive is hereby released from any and all obligations under the Employment Agreement to devote his full business time, attention, skill and best efforts to the performance of his duties under the Employment Agreement, and Executive may engage in activities relating to the exploration of other business interests and may engage in other part time employment to the extent that such activities and employment does not unreasonably interfere with the performance of the duties described in clause (i) above and subject to the provisions of the Noncompete Agreement and his fiduciary and confidentiality obligations to the Company and its affiliates. The parties further agree that the provisions of this Section 2(d) shall supersede any provision of the Employment Agreement, including but not limited to Section 3(b) of the Employment Agreement, and that none of the actions described in this Section 2(d) will be deemed to be a breach of the Employment Agreement (or entitle the Company to terminate Executive’s employment for Cause or entitle Executive to terminate his employment for Good Reason) or this Agreement.
          (e) Executive shall retain all of the restricted stock awards, common units and other stock-based awards previously granted to Executive under the Plan or otherwise that have vested as of the Termination Date. Executive acknowledges and agrees that Executive shall, as of the Termination Date, forfeit any and all portions of any restricted stock awards or other stock-based awards unvested as of the Termination Date previously granted to Executive under the Plan or otherwise. With respect to all such common units, Executive shall have all rights as all other common unitholders under the Limited Partnership Agreement of American Campus Communities Operating Partnership LP and, with respect to such restricted stock and other stock-based awards, Executive shall have all rights set forth in the Plan and the applicable award agreements.
          (f) As of the Termination Date, neither the Company nor any of its affiliates shall have any obligation to Executive arising out of the Employment Agreement.
          (g) On the Termination Date, Executive and the Company shall sign and deliver to the other the Supplemental Release. Should Executive or the Company fail to sign and deliver the Supplemental Release on the Termination Date, he or it shall be deemed to have willfully breached a material provision of this Agreement. In the event of a breach of this Section 2(g), the non-breaching party shall be entitled to an order of specific performance from a court of competent jurisdiction requiring the breaching party to sign and deliver the

Supplemental Release to the other and the breaching party hereby consents to the entry of such an order.
          (h) The Company shall reimburse Executive for reasonable attorneys’ fees incurred by Executive in the review and analysis of this Agreement, such reimbursement to be made within 30 days of submission of invoices for such fees to the Company, but in no event later than December 31 of the year following when such fees are incurred.
          (i) From the Effective Date through the Termination Date, the Company shall continue to pay Executive his Compensation as provided under Section 4 of the Employment Agreement, including but not limited to his Base Salary and all other payments and benefits to which he is entitled under the Employment Agreement through the Termination Date.
     3. General Release by Executive. In return for the special compensation and benefits referenced in this Agreement, Executive agrees to the following:
          (a) Executive agrees, on behalf of himself and all of his heirs or personal representatives, to release the Company and all of its subsidiaries, affiliates, predecessors and successors, and all of their present or former officers, directors, managers, representatives, employees, agents, employee benefit programs, and the trustees, administrators, fiduciaries and insurers of such programs (collectively, the “Company Released Parties”), from any and all claims for relief of any kind, whether known to Executive or unknown, which in any way arise out of or relate to Executive’s employment at the Company or any of the other Company Released Parties, the separation of his employment at the Company or any of the other Company Released Parties, any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, and concerning any facts or events occurring at any time up to the Effective Date, including, but not limited to, any and all claims of discrimination, retaliation or wrongful discharge of any kind, and any contractual, tort or other common law claims. This settlement and waiver includes all such claims, whether for breach of contract, quasi-contract, implied contract, quantum meruit, unjust enrichment, compensation, deferred compensation, equity interest, any tort claims, including without limitation fraud and misrepresentation, and any and all claims under any applicable federal laws, including, but not limited to, the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, 42 U.S.C. § 1981, the Americans with Disabilities Act, as amended, the Equal Pay Act, as amended, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act of 1974, as amended, the Family and Medical Leave Act, as amended, the Fair Labor Standards Act, as amended, the Sarbanes-Oxley Act, or under any applicable state or local laws or ordinances or any other legal restrictions on the Company’s rights, including the Texas Commission on Human Rights Act and Section 451 of the Texas Labor Code.
          (b) Executive further agrees not to file a suit of any kind against the Company or any of the other Company Released Parties relating to his employment at the Company or any of the other Company Released Parties, the separation thereof, any agreements between the Company or any of other the Company Released Parties and Executive, including but not limited to the Employment Agreement, or any facts or events occurring at any time up to the Effective Date, or to participate voluntarily in any employment-related claim brought by any other party against the Company or any of the other Company Released Parties. Even if a court rules that Executive may file a lawsuit against the Company or any of the other Company Released Parties arising from Executive’s employment at the Company or any of the other Company Released Parties, the separation thereof, or any facts or events occurring at any time up to the Effective Date, Executive agrees not to accept any money damages or any other relief in connection with any such lawsuit. Executive understands that this Agreement effectively waives any right he might have to sue the Company or any of the other Company Released Parties for any claim arising out of Executive’s employment at the Company or any of the other Company Released Parties, any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, or the separation of Executive’s employment.
          However, this release does not waive Executive’s rights to enforce this Agreement. In addition, this release does not give up Executive’s rights, if any, to COBRA benefits under the Company’s standard benefit programs applicable to Executive. Further, this release does not waive Executive’s rights to vested equity interests, vested 401(k) or pension monies or Executive’s rights to indemnification under the Company’s charter or bylaws or the Indemnification Agreement, dated as of August 11, 2004, between Executive and the Company.
     4. General Release by the Company. Except as set forth in the last paragraph of this Section 4, the Company agrees, on behalf of itself and all of its parent companies, subsidiaries, affiliates, predecessors and successors, to release Executive and his heirs (collectively, the “Executive Released Parties”), from any and all claims for relief of any kind, whether known to it or unknown, which in any way arise out of or relate to Executive’s employment at the Company any of the other Company Released Parties, the separation of Executive’s employment at the Company or any of the other Company Released Parties, or any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, and concerning any facts or events occurring at any time up to the Effective Date. This settlement and waiver includes all claims, whether for breach of contract, quasi-contract, implied contract, quantum meruit, unjust enrichment, any tort claims, including without limitation fraud, misrepresentation, breach of fiduciary duty, and any and all claims under any applicable law.
     Except as set forth in the last paragraph of this Section 4, the Company further agrees not to file a suit of any kind against Executive or any of the other Executive Released Parties relating to Executive’s employment at the Company, the separation thereof, any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, or to participate voluntarily in any employment-related claim brought by any other party against Executive or any of the other Executive Released Parties. Except as set forth in the last paragraph of this Section 4, even if a court rules that the Company may file a lawsuit against Executive or any of the other Executive Released Parties arising from Executive’s employment at the Company or any of the other Company Released Parties, or the separation thereof, the Company agrees not to accept any money damages or any other relief in connection with any such lawsuit. The Company understands that this Agreement effectively waives any right it might have to sue Executive or any of the other Executive Released Parties for any claim arising out of Executive’s employment at the Company or any of the other Company

Released Parties, any agreements between the Company or the other Company Released Parties and Executive, including but not limited to the Employment Agreement, the separation of Executive’s employment, or any facts or events occurring at any time up to the Effective Date, except as set forth in the last paragraph of this Section 4.
     Notwithstanding the generality of the foregoing, nothing contained herein shall release the Executive or the other Executive Released Parties from any claim relating to (i) a breach by Executive of any provision of any agreement that pursuant to the Separation Agreement survives the execution thereof, including but not limited to the Noncompete Agreement, (ii) Executive’s obligations set forth herein or (iii) Executive’s fraud, willful misconduct, gross negligence or illegal act.
     5. Restrictive Covenants and Miscellaneous Provisions.
          (a) Executive confirms that, while he understands that he has had such an obligation since he began his employment with the Company or any of the other Company Released Parties, he shall not disclose any of the trade secrets or other Confidential Information (as defined in the Noncompete Agreement) of the Company or any of the other Company Released Parties and shall not make use of such trade secrets or Confidential Information in any fashion at any time, including in any future employment, work or business.
          (b) Executive agrees to comply at all times after the Termination Date with the provisions of the Noncompete Agreement. Executive acknowledges and agrees that the Noncompete Agreement (i) prohibits Executive until the second anniversary of the Termination Date from, among other things, (x) engaging in Competitive Activities (as defined in the Noncompete Agreement), and (y) encouraging, soliciting or inducing any employee of the Company to terminate such person’s employment, and (ii) shall survive the separation of his employment, regardless of the separation reason, and shall survive the execution of this Agreement.
          (c) Executive understands and agrees that the Company shall have the right to and may sue him for breach of this Agreement if he violates the provisions of the Noncompete Agreement or this Agreement. Executive further acknowledges that but for his agreements to comply with his obligations described in this Agreement and the Noncompete Agreement, the Company would not provide him with the compensation, benefits and consideration set forth herein.
          (d) The parties acknowledge and agree that (a) a breach of any material provision of this Agreement by the Company shall entitle Executive to terminate this Agreement and the Employment Agreement for Good Reason, in which event Executive shall be entitled to the payments and benefits set forth in Section 8(e) of the Employment Agreement, and (b) a breach of any material provision of this Agreement by Executive shall entitle the Company to terminate this Agreement and the Employment Agreement for Cause, in which event Executive shall be entitled to the payment set forth in Section 8(c)(ii) of the Employment Agreement.
          (e) Executive agrees that on or before the Termination Date he will return to the Company all of the Company’s property in his possession (including originals and all copies), including, but not limited to, company files, work product, computer equipment, computer software, cell phones, pagers, corporate credit cards, identification cards, manuals, company documents and company keys, except as may be required to perform his duties as a member of the Board.
          (f) This Agreement does not constitute an admission of any kind by the Company.
          (g) Executive agrees not to make any statements that disparage the reputation of the Company or any of the other Company Released Parties, or their properties or services. Executive agrees that any breach or violation of this non-disparagement provision shall entitle the Company to sue him on this Agreement for the immediate recovery of any damages caused by such breach.
          (h) The Company agrees not to make any statements that disparage the reputation of Executive. The Company agrees that any breach or violation of this non-disparagement provision shall entitle Executive to sue the Company on this Agreement for the immediate recovery of any damages caused by such breach.
          (i) All payments and benefits under this Agreement are gross amounts and will be subject to taxes and lawful deductions, if any.
          (j) The venue for the litigation of any dispute arising out of this Agreement shall be a court of competent jurisdiction in Travis County, Texas. If either party files a lawsuit in state court arising out of this Agreement, the other party may remove the lawsuit to federal court to the extent jurisdiction exists. Texas law shall govern the interpretation and enforcement of this Agreement.
          (k) Capitalized terms used herein and not otherwise defined shall the meanings assigned to such terms in the Employment Agreement.
          (l) Executive is entering into this Agreement freely and voluntarily. Executive has carefully read and understand all of the provisions of this Agreement. Executive understands that it sets forth the entire agreement between him and Company and Executive represent that no other statements, promises, or commitments of any kind, written or oral, have been made to him by the Company, or any of its agents, to cause him to accept it. Executive acknowledges that he has been advised to consult legal counsel concerning this Agreement prior to signing the Agreement, and that he has had sufficient opportunity to do so. Executive understand and agrees that this Agreement will not become effective or enforceable until he signs the Agreement (the “Effective Date”). Executive understands that the Company will have no duty to pay Executive or provide him with the compensation, benefits, and consideration listed in Section 2 and elsewhere in this Agreement until the Effective Date.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation
Date: November 5, 2009	By:	/s/ William C. Bayless, Jr.
William C. Bayless, Jr.
President and Chief Executive Officer

Date: November 5, 2009	/s/ Brian B. Nickel
Brian B. Nickel

EXHIBIT A
SUPPLEMENTAL MUTUAL GENERAL RELEASE AGREEMENT
     This Supplemental Mutual General Release Agreement (this “Agreement’) is entered into on as of March 31, 2010 by and between American Campus Communities, Inc., a Maryland corporation (the “Company”) and Brian B. Nickel (“Executive”).
     WHEREAS, the Company and Executive entered into a Separation Agreement dated November 5, 2009 (the “Separation Agreement”);
     WHEREAS, the Company Executive agreed to sign and deliver this Agreement as a material inducement to have the other enter into the Separation Agreement; and
     WHEREAS, Executive shall resign as an employee and officer of the Company and all entities related to the Company, and as a director, manager or similar functionary of all entities related to the Company (but shall not resign as a member of the Board or any committee thereof), effective as of March 31, 2010 (the “Termination Date”).
     NOW, THEREFORE, Executive and the Company hereby agree to enter into this Agreement setting forth their respective supplemental obligations related to Executive’s separation as follows:
     1. Compliance with the Separation Agreement. The parties agree that delivery of this Agreement shall fulfill their obligations under Section 2(g) of the Separation Agreement.
     2. General Release by Executive. In return for the special compensation and benefits referenced in the Separation Agreement and this Agreement, Executive agrees to the following:
          (a) Executive agrees, on behalf of himself and all of his heirs or personal representatives, to release the Company Released Parties from any and all claims for relief of any kind, whether known to Executive or unknown, which in any way arise out of or relate to Executive’s employment at the Company or any of the other Company Released Parties, the separation of his employment at the Company or any of the other Company Released Parties, any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, and concerning any facts or events occurring at any time up to the Effective Date (as defined below), including, but not limited to, any and all claims of discrimination, retaliation or wrongful discharge of any kind, and any contractual, tort or other common law claims. This settlement and waiver includes all such claims, whether for breach of contract, quasi-contract, implied contract, quantum meruit, unjust enrichment, compensation, deferred compensation, equity interest, any tort claims, including without limitation fraud and misrepresentation, and any and all claims under any applicable federal laws, including, but not limited to, the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, 42 U.S.C. § 1981, the Americans with Disabilities Act, as amended, the Equal Pay Act, as amended, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income

Security Act of 1974, as amended, the Family and Medical Leave Act, as amended, the Fair Labor Standards Act, as amended, the Sarbanes-Oxley Act, or under any applicable state or local laws or ordinances or any other legal restrictions on the Company’s rights, including the Texas Commission on Human Rights Act and Section 451 of the Texas Labor Code.
          (b) Executive further agrees not to file a suit of any kind against the Company or any of the other Company Released Parties relating to his employment at the Company or any of the other Company Released Parties, the separation thereof, any agreements between the Company or any of other the Company Released Parties and Executive, including but not limited to the Employment Agreement, or any facts or events occurring at any time up to the Termination Date, or to participate voluntarily in any employment-related claim brought by any other party against the Company or any of the other Company Released Parties. Even if a court rules that Executive may file a lawsuit against the Company or any of the other Company Released Parties arising from Executive’s employment at the Company or any of the other Company Released Parties, the separation thereof, or any facts or events occurring at any time up to the Effective Date, Executive agrees not to accept any money damages or any other relief in connection with any such lawsuit. Executive understands that this Agreement effectively waives any right he might have to sue the Company or any of the other Company Released Parties for any claim arising out of Executive’s employment at the Company or any of the other Company Released Parties, any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, or the separation of Executive’s employment.
     However, this release does not waive Executive’s rights to enforce this Agreement. In addition, this release does not give up Executive’s rights, if any, to COBRA benefits under the Company’s standard benefit programs applicable to Executive. Further, this release does not waive Executive’s rights to vested equity interests, vested 401(k) or pension monies or Executive’s rights to indemnification under the Company’s charter or bylaws or the Indemnification Agreement, dated as of August 11, 2004, between Executive and the Company.
     3. General Release by the Company. Except as set forth in the last paragraph of this Section 3, the Company agrees, on behalf of itself and all the Executive Released Parties, from any and all claims for relief of any kind, whether known to it or unknown, which in any way arise out of or relate to Executive’s employment at the Company any of the other Company Released Parties, the separation of Executive’s employment at the Company or any of the other Company Released Parties, or any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, and concerning any facts or events occurring at any time up to the Termination Date. This settlement and waiver includes all claims, whether for breach of contract, quasi-contract, implied contract, quantum meruit, unjust enrichment, any tort claims, including without limitation fraud, misrepresentation, breach of fiduciary duty, and any and all claims under any applicable law.
     Except as set forth in the last paragraph of this Section 3, the Company further agrees not to file a suit of any kind against Executive or any of the other Executive Released Parties relating to Executive’s employment at the Company, the separation thereof, any agreements between the Company or any of the other Company Released Parties and Executive, including but not limited to the Employment Agreement, or to participate voluntarily in any employment-related claim brought by any other party against Executive or any of the other Executive Released Parties. Except as set forth in the last paragraph of this Section 3, even if a court rules that the Company may file a lawsuit against Executive or any of the other Executive Released Parties arising from Executive’s employment at the Company or any of the other Company Released Parties, the separation thereof, or any facts or events occurring at any time up to the Effective Date, the Company agrees not to accept any money damages or any other relief in connection with any such lawsuit. The Company understands that this Agreement effectively waives any right it might have to sue Executive or any of the other Executive Released Parties for any claim arising out of Executive’s employment at the Company or any of the other Company Released Parties, any agreements between the Company or the other Company Released Parties and Executive, including but not limited to the Employment Agreement, or the separation of Executive’s employment, except as set forth in the last paragraph of this Section 3.
     Notwithstanding the generality of the foregoing, nothing contained herein shall release the Executive or the other Executive Released Parties from any claim relating to (i) a breach by Executive of any provision of any agreement that pursuant to the Separation Agreement survives the execution thereof, including but not limited to the Noncompete Agreement, (ii) Executive’s obligations set forth in this Agreement or the Separation Agreement or (iii) Executive’s fraud, willful misconduct, gross negligence or illegal act.
     4. Miscellaneous Provisions.
          (a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Separation Agreement.
          (b) Executive confirms that, while he understands that he has had such an obligation since he began his employment with the Company or any of the other Company Released Parties, he shall not disclose any of the trade secrets or other Confidential Information (as defined in the Noncompete Agreement) of the Company or any of the other Company Released Parties and shall not make use of such trade secrets or Confidential Information in any fashion at any time, including in any future employment, work or business.
          (c) Executive agrees to comply at all times after the Termination Date with the provisions of the Noncompete Agreement. Executive acknowledges and agrees that the Noncompete Agreement (i) prohibits Executive until the second anniversary of the Termination Date from, among other things, (x) engaging in Competitive Activities (as defined in the Noncompete Agreement), and (y) encouraging, soliciting or inducing any employee of the Company to terminate such person’s employment, and (ii) shall survive the separation of his employment, regardless of the separation reason, and shall survive the execution of this Agreement.
          (d) Executive understands and agrees that the Company shall have the right to and may sue him for breach if he violates the provisions of the Noncompete Agreement, the Separation Agreement or this Agreement. Executive further acknowledges that but for his agreements to comply with his obligations described in this Agreement, the Separation Agreement and the Noncompete Agreement, the Company would not provide him with the compensation, benefits and consideration set forth in Section 2 and elsewhere in the Separation Agreement.
          (e) Executive warrants that he has returned to the Company all of the Company’s property in his possession (including originals and all copies), including, but not limited to, company files, work product, computer equipment, computer software, cell phones, pagers, corporate credit cards, identification cards, manuals, company documents and company keys, except as may be required to perform his obligations as a member of the Board.
          (f) Executive understands that this Agreement does not constitute an admission of any kind by the Company, but is simply an accommodation that offers certain extra benefits to which he would not otherwise be entitled in return for his agreeing to and signing this document.
          (g) Executive acknowledges that in the course of Executive’s employment with the Company, Executive has gained knowledge and experience and/or was a witness to events and circumstances that may arise in the Company’s defense or prosecution of subsequent proceedings. Executive agrees to cooperate fully with the Company, including without limitation providing truthful testimony and meeting promptly with Company counsel upon reasonable notice, and to appear upon the Company’s reasonable request as a witness and/or consultant in defending or prosecuting claims of all kinds, including but not limited to any litigation, administrative actions or arbitrations, at the Company’s expense.
          (h) Executive is entering into this Agreement freely and voluntarily. Executive has carefully read and understand all of the provisions of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

AMERICAN CAMPUS COMMUNITIES, INC.
Date: March 31, 2010	By:
William C. Bayless, Jr.
President and Chief Executive Officer

Date: March 31, 2010
Brian B. Nickel

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